Exhibit 99.2
Revised as of February 29, 2008
SUPPLEMENTAL OPERATING AND FINANCIAL DATA
DECEMBER 31, 2007

BioMed Realty Trust, Inc.	Investor Relations Contact	www.biomedrealty.com
17190 Bernardo Center Drive	Kent Griffin	(858) 485.9840
San Diego, CA 92128	Chief Financial Officer	(858) 485.9843 (fax)

TABLE OF CONTENTS
DECEMBER 31, 2007
This Supplemental Operating and Financial Data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, you should exercise caution in interpreting and relying on these statements as they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the company’s control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, competition from other developers, owners and operators of real estate, adverse economic or real estate developments in the life science industry or the company’s target markets, the uncertainty of real estate development and acquisition activity, the ability to complete or integrate acquisitions and developments successfully, the availability and terms of financing and the use of debt to fund acquisitions and developments, the effect of local economic and market conditions, regulatory and tax law changes and other risks and uncertainties detailed from time to time in the company’s filings with the Securities and Exchange Commission, including the company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
All dollar amounts shown in this report are unaudited.
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of BioMed Realty Trust, Inc. Any offers to sell or solicitations to buy securities of BioMed Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

2007 AND FOURTH QUARTER HIGHLIGHTS
DECEMBER 31, 2007
2007 Highlights
•	Funds from operations (FFO) increased 9.8% to $1.91 per diluted share versus the prior year

•	Annual revenues increased 21.7% to $266.1 million versus the prior year

•	Executed 53 leasing transactions representing approximately 1,500,000 square feet:
o	13 leases amended to extend their terms, totaling approximately 839,000 square feet

o	40 new leases totaling approximately 661,000 square feet
•	Acquired, either directly or through our joint venture with Prudential Real Estate Investors, 14 properties for an aggregate of $653.8 million, excluding closing costs

•	Completed the formation of a joint venture with Prudential Real Estate Investors, which subsequently acquired a portfolio of stabilized and development properties totaling approximately 470,000 rentable square feet

•	Completed an offering of 9,200,000 shares of 7.375% Series A Cumulative Redeemable Preferred Stock for $25.00 per share, raising $222.4 million in net proceeds

•	Amended our $250 million secured term loan, extending the term to August 2012 and lowering the borrowing rate by 60 basis points, and amended our unsecured revolving line of credit, increasing available borrowings to $600 million, lowering the borrowing rate, extending the term to August 2011 and increasing the potential borrowing capacity to $1.0 billion

•	Continued to enhance the breadth and depth of our organization, including through the appointment of Karen Sztraicher as Vice President, Finance and Treasurer and Greg Lubushkin as Vice President — Chief Accounting Officer, along with the addition of Richard Gilchrist to our board of directors on December 12, 2007
Fourth Quarter 2007 Highlights
•	FFO for the quarter was $31.6 million, or $0.46 per diluted share

•	Executed 18 leasing transactions representing approximately 681,000 square feet:
o	Four leases amended to extend their terms, totaling approximately 392,000 square feet - including an amendment to extend our lease with Centocor, Inc. (a subsidiary of Johnson & Johnson) for six years at our King of Prussia property

o	14 new leases totaling approximately 289,000 square feet — including a 102,000 square foot lease at the Pacific Research Center
•	Increased the occupancy rate of the operating portfolio to 93.8%

•	Disposed of the third of three non-core assets previously held for sale and owned through the Prudential Real Estate Investors joint venture

•	Appointed Richard Gilchrist, President of the Investment Properties Group for The Irvine Company, to our board of directors
About BioMed Realty Trust
BioMed Realty Trust, Inc. is a real estate investment trust (REIT) focused on Providing Real Estate to the Life Science Industry®. The company’s tenants primarily include biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry. BioMed Realty Trust owns or has interests in 68 properties, representing 104 buildings with approximately 8.5 million rentable square feet, as well as approximately 1.9 million square feet of development in progress. These properties are located predominantly in the major U.S. life science markets of Boston, San Diego, San Francisco, Seattle, Maryland, Pennsylvania and New York/New Jersey, which have well-established reputations as centers for scientific research. Additional information is available at www.biomedrealty.com.

INVESTOR INFORMATION
DECEMBER 31, 2007

Company Information
New Corporate Headquarters	Trading Symbols	Transfer Agent	Stock Exchange Listing
17190 Bernardo Center Drive San Diego, CA 92128 (858) 485.9840 (858) 485.9843 (fax)	BMR BMRPrA	The Bank of New York Mellon 101 Barclay Street, 11E New York, NY 10286 (212) 815.3782	New York Stock Exchange

Please visit our corporate website at: www.biomedrealty.com

Board of Directors
Alan D. Gold	Barbara R. Cambon	Richard I. Gilchrist	Theodore D. Roth
Chairman

Gary A. Kreitzer	Edward A. Dennis, Ph.D.	Mark J. Riedy, Ph.D.	M. Faye Wilson

Executive Officers
Alan D. Gold	John F. Wilson, II	R. Kent Griffin, Jr.
President and Chief Executive Officer	Executive Vice President	Chief Financial Officer

Gary A. Kreitzer	Matthew G. McDevitt
Executive Vice President,	Regional Executive Vice President
General Counsel, and Secretary

2008 Tentative Schedule for Quarterly Results
First Quarter	April 30, 2008
Second Quarter	July 30, 2008
Third Quarter	October 29, 2008
Fourth Quarter	February 12, 2009

EQUITY RESEARCH COVERAGE
DECEMBER 31, 2007

Credit Suisse	Steven Benyik	(212) 538.0239

Friedman Billings Ramsey	Wilkes Graham / Matt Konrad	(703) 312.9737 / (703) 312.9731

KeyBanc Capital Markets	Jordan Sadler / Craig Mailman	(917) 368.2280 / (917) 368.2316

Merrill Lynch	Christopher Pike / John C. Clowney	(212) 449.1153 / (212) 449.1128

Morgan Stanley	David S. Cohen	(212) 761.8564

Raymond James	Paul D. Puryear	(727) 567.2253

RBC Capital Markets	David Rodgers	(216) 378.7626

Robert W. Baird & Co.	David Aubuchon / Justin Pelham-Webb	(314) 863.4235 / (314) 863.6413

Stifel, Nicolaus & Company, Inc.	John W. Guinee / Michael C. Hudgins	(410) 454.5520 / (410) 454.4830

UBS Securities	Omotayo Okusanya, II	(212) 713.1864

Wachovia Securities	Christopher Haley / Brendan Maiorana	(443) 263.6773 / (443) 263.6516

FINANCIAL AND OPERATING HIGHLIGHTS
DECEMBER 31, 2007
(In thousands, except per share and ratio amounts)

	As of or for the three months ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06
Selected Operating Data
Total revenues	$64,050	$64,832	$68,429	$68,798	$62,978

EBITDA (1)	37,909	37,289	41,375	40,312	41,812
Adjusted EBITDA (1)	42,724	42,024	46,316	45,221	42,345

General and administrative expense	5,880	5,283	5,364	5,343	4,923

Interest expense	6,641	7,043	7,117	6,852	10,288
Capitalized interest	16,057	14,902	13,480	12,260	6,329

Operating margins (2)	75.3%	72.3%	71.7%	70.3%	73.7%
General and administrative expense / Total revenues	9.2%	8.1%	7.8%	7.8%	7.8%

Net income available to common stockholders	13,229	12,215	14,172	16,049	12,589
Net income per share — diluted	$0.20	$0.19	$0.20	$0.24	$0.19

FFO (3)	31,574	30,792	33,804	34,175	32,079
FFO per share — diluted (3)	$0.46	$0.45	$0.50	$0.50	$0.47

AFFO (3)	28,284	27,862	30,843	30,974	27,779

Coverage Ratios (4)
Interest coverage	6.8	6.1	6.6	6.7	4.2
Fixed charge coverage	3.6	3.3	3.6	3.6	3.7

Dividend per share — common stock	$0.31	$0.31	$0.31	$0.31	$0.29

FFO payout	67.4%	68.9%	62.0%	62.0%	61.7%
AFFO payout	75.6%	75.6%	68.9%	68.9%	70.7%

(1)	For definitions and discussion of EBITDA and adjusted EBITDA, see page 34. For a quantitative reconciliation of the differences between adjusted EBITDA, EBITDA and net income available to common stockholders, see page 12.

(2)	See page 13 for detail.

(3)	For definitions and discussion of FFO and AFFO, see page 34. For a quantitative reconciliation of the differences between FFO, AFFO and net income available to common stockholders, see page 11. For a quantitative reconciliation of the differences between AFFO and cash flows provided by operating activities, see page 12.

(4)	For a discussion of coverage ratios, see page 34. See pages 14 and 15 for detail.

CAPITALIZATION SUMMARY
DECEMBER 31, 2007
(In thousands, except per share and ratio amounts)

	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06
Capitalization:
Total common shares outstanding	65,571	65,466	65,463	65,455	65,426
Total units outstanding (1)	3,318	3,296	3,296	3,284	3,014

Total common shares and units outstanding	68,889	68,762	68,759	68,739	68,440
Common share price at quarter end	$23.17	$24.10	$25.12	$26.30	$28.60

Equity value at quarter end (2)	$1,596,172	$1,657,166	$1,727,229	$1,807,836	$1,957,384
Preferred stock at liquidation value	230,000	230,000	230,000	230,000	—
Consolidated debt	1,500,787	1,429,092	1,312,743	1,214,336	1,343,356

Total capitalization	$3,326,959	$3,316,258	$3,269,972	$3,252,172	$3,300,740

Debt / Total assets	49.1%	47.5%	45.3%	43.5%	49.9%
Debt / Total capitalization	45.1%	43.1%	40.2%	37.3%	40.7%

Total consolidated debt:
Fixed rate debt / Total debt	36.5%	39.6%	43.8%	47.5%	43.1%
Adjusted fixed rate debt / Total debt (3)	89.2%	84.4%	62.8%	68.1%	61.7%

Total consolidated and share of unconsolidated partnership debt:
Fixed rate debt / Total debt	34.7%	37.5%	41.1%	47.6%	43.2%
Adjusted fixed rate debt / Total debt (3)	84.5%	79.7%	58.9%	68.1%	61.8%

(1)	Includes both operating partnership (OP) and long term incentive plan (LTIP) units outstanding.

(2)	Assumes conversion of 100% of the operating partnership and long term incentive plan units into shares of common stock.

(3)	Includes interest rate swap agreements that were effective at quarter end. Excludes forward swap agreements.

PORTFOLIO SUMMARY
DECEMBER 31, 2007

				Unconsolidated
	Consolidated Portfolio			Partnership Portfolio (1)			Total Portfolio
	December 31, 2007
		Rentable	Percent		Rentable	Percent		Rentable	Percent
	Properties	Square Feet	Leased	Properties	Square Feet	Leased	Properties	Square Feet	Leased
Stabilized properties (2)	40	5,472,851	99.2%	4	257,308	100.0%	44	5,730,159	99.2%
Lease up properties (2)	10	896,564	59.5%	1	n/a	n/a	11	896,564	59.5%

Total operating portfolio	50	6,369,415	93.6%	5	257,308	100.0%	55	6,626,723	93.8%

Repositioning and redevelopment properties (3)	7	1,828,546	17.8%	—	—	n/a	7	1,828,546	17.8%

Total current portfolio	57	8,197,961	76.7%	5	257,308	100.0%	62	8,455,269	77.4%
Construction in progress (4)	3	1,241,000	72.0%	2	700,000	16.1%	5	1,941,000	51.8%
Land parcels (4)	n/a	1,293,000	n/a	—	—	n/a	n/a	1,293,000	n/a

Total proforma portfolio (5)	60	10,731,961	76.1%	7	957,308	38.6%	67	11,689,269	73.0%

	September 30, 2007
		Rentable	Percent		Rentable	Percent		Rentable	Percent
	Properties	Square Feet	Leased	Properties	Square Feet	Leased	Properties	Square Feet	Leased
Stabilized properties	40	5,472,851	99.2%	4	257,308	100.0%	44	5,730,159	99.2%
Lease up properties	10	896,564	55.1%	1	n/a	n/a	11	896,564	55.1%

Total operating portfolio	50	6,369,415	93.0%	5	257,308	100.0%	55	6,626,723	93.3%

Repositioning and redevelopment properties	7	1,871,353	11.9%	—	—	n/a	7	1,871,353	11.9%

Total current portfolio	57	8,240,768	74.6%	5	257,308	100.0%	62	8,498,076	75.3%
Construction in progress	3	1,241,000	67.8%	2	700,000	16.1%	5	1,941,000	49.1%
Land parcels	n/a	1,293,000	n/a	1	n/a	n/a	1	1,293,000	n/a

Total proforma portfolio (5)	60	10,774,768	73.7%	8	957,308	38.7%	68	11,732,076	70.8%

	Consolidated Portfolio		Total Portfolio
	12/31/07	9/30/07	12/31/07	9/30/07
Properties	60	60	67	68
Buildings	98	98	103	103
Tenants	113	107	117	115
Percent leased — operating portfolio	93.6%	93.0%	93.8%	93.3%
Weighted average remaining lease term (years)	8.3	8.1	8.2	8.1

(1)	Includes 72,863 rentable square feet of McKellar Court (21%) and 884,445 rentable square feet of PREI joint venture properties (20%). See page 25 for investment dates.

(2)	See pages 21-22 for detail of consolidated portfolio, page 25 for detail of the unconsolidated partnership portfolio, and page 35 for definitions of terms.

(3)	See page 23 for detail of consolidated portfolio, page 25 for detail of the unconsolidated partnership portfolio, and page 35 for definitions of terms.

(4)	See page 24 for detail of consolidated portfolio, page 25 for detail of the unconsolidated partnership portfolio, and page 35 for definitions of terms.

(5)	Percent leased excludes land parcels.

CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2007
(In thousands)

	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06
Assets
Investments in real estate, net	$2,805,983	$2,742,603	$2,618,590	$2,536,428	$2,457,538
Investment in unconsolidated partnerships	22,588	21,741	20,425	2,429	2,436
Cash and cash equivalents	13,479	18,424	20,382	18,711	25,664
Restricted cash	8,867	10,003	9,203	6,912	6,426
Accounts receivable, net	4,457	3,722	3,952	4,669	5,985
Accrued straight-line rents, net	36,415	32,012	27,842	24,348	20,446
Acquired above-market leases, net	5,745	6,339	6,933	6,899	7,551
Deferred leasing costs, net	116,491	119,699	121,308	127,409	129,322
Deferred loan costs, net	15,567	17,052	15,132	16,289	17,608
Other assets	27,676	36,567	51,214	45,614	19,666

Total assets	$3,057,268	$3,008,162	$2,894,981	$2,789,708	$2,692,642

Liabilities and Stockholders’ Equity
Liabilities:
Mortgage notes payable, net	$379,680	$397,341	$399,522	$401,680	$403,836
Secured construction loan	425,160	389,904	356,071	324,796	286,355
Secured term loan	250,000	250,000	250,000	250,000	250,000
Exchangeable senior notes	175,000	175,000	175,000	175,000	175,000
Unsecured line of credit	270,947	216,847	132,150	62,860	228,165
Security deposits	7,090	7,513	6,883	6,762	7,704
Dividends and distributions payable	25,596	25,557	25,509	25,503	19,847
Accounts payable, accrued expenses and other liabilities	95,871	81,195	58,588	65,061	62,602
Acquired below-market leases, net	23,708	25,220	24,910	24,994	25,101

Total liabilities	1,653,052	1,568,577	1,428,633	1,336,656	1,458,610

Minority interests	17,280	19,269	18,873	19,179	19,319
Stockholders’ equity:
Preferred stock	222,413	222,413	222,413	222,413	—
Common stock	656	655	655	654	654
Additional paid-in capital	1,277,770	1,275,347	1,274,820	1,273,362	1,272,243
Accumulated other comprehensive (loss)/income	(21,762)	6,945	26,551	8,287	8,417
Dividends in excess of earnings	(92,141)	(85,044)	(76,964)	(70,843)	(66,601)

Total stockholders’ equity	1,386,936	1,420,316	1,447,475	1,433,873	1,214,713

Total liabilities and stockholders’ equity	$3,057,268	$3,008,162	$2,894,981	$2,789,708	$2,692,642

CONSOLIDATED STATEMENTS OF INCOME
DECEMBER 31, 2007
(In thousands, except share and per share data)

	Three Months Ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06
Revenues:
Rental	$49,645	$49,382	$49,460	$47,508	$48,680
Tenant recoveries	14,471	15,084	15,670	16,510	14,290
Other (loss)/income	(66)	366	3,299	4,780	8

Total revenues	64,050	64,832	68,429	68,798	62,978

Expenses:
Rental operations	12,006	12,789	12,880	13,115	10,594
Real estate taxes	3,816	5,079	5,543	5,916	5,968
Depreciation and amortization	17,645	17,665	19,637	17,254	18,778
General and administrative	5,880	5,283	5,364	5,343	4,923

Total expenses	39,347	40,816	43,424	41,628	40,263

Income from operations	24,703	24,016	25,005	27,170	22,715
Equity in net (loss)/income of unconsolidated partnerships	(199)	(261)	(454)	22	21
Interest income	181	239	339	231	288
Interest expense	(6,641)	(7,043)	(7,117)	(6,852)	(10,288)

Income from continuing operations before minority interests	18,044	16,951	17,773	20,571	12,736
Minority interests in continuing operations of consolidated partnerships	17	51	(113)	—	22
Minority interests in continuing operations of operating partnership	(591)	(545)	(577)	(699)	(539)

Income from continuing operations	17,470	16,457	17,083	19,872	12,219
Income from discontinued operations before gain on sale of assets and minority interests	—	—	252	387	386
(Loss)/gain on sale of real estate assets	—	(1)	1,088	—	—
Minority interest attributable to discontinued operations	—	—	(57)	(16)	(16)

(Loss)/income from discontinued operations	—	(1)	1,283	371	370

Net income	17,470	16,456	18,366	20,243	12,589
Preferred stock dividends	(4,241)	(4,241)	(4,194)	(4,194)	—

Net income available to common stockholders	$13,229	$12,215	$14,172	$16,049	$12,589

Income from continuing operations per share available to common stockholders:
Basic earnings per share	$0.20	$0.19	$0.20	$0.24	$0.19

Diluted earnings per share	$0.20	$0.19	$0.20	$0.24	$0.19

Net income per share available to common stockholders:
Basic earnings per share	$0.20	$0.19	$0.22	$0.25	$0.19

Diluted earnings per share	$0.20	$0.19	$0.22	$0.25	$0.19

Weighted-average common shares outstanding:
Basic	65,308,702	65,308,702	65,298,747	65,289,950	65,151,884

Diluted	68,307,355	68,274,908	68,269,656	68,231,124	68,218,566

FFO (1) AND AFFO (1) (2)
DECEMBER 31, 2007
(In thousands, except per share and ratio amounts)

	Three Months Ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06
Reconciliation of net income to funds from operations (FFO):
Net income available to common stockholders	$13,229	$12,215	$14,172	$16,049	$12,589
Adjustments:
Loss/(gain) on sale of real estate assets	—	1	(1,088)	—	—
Minority interests in operating partnership	591	545	634	715	555
Depreciation & amortization — continuing operations	17,645	17,665	19,637	17,254	18,778
Depreciation & amortization — discontinued operations	—	—	91	137	137
Depreciation & amortization — unconsolidated partnerships	394	366	358	20	20
Depreciation & amortization — minority interest in consolidated joint ventures	(285)	—	—	—	—

FFO	$31,574	$30,792	$33,804	$34,175	$32,079

FFO per share — diluted	$0.46	$0.45	$0.50	$0.50	$0.47

Dividends and distributions declared per common share	$0.31	$0.31	$0.31	$0.31	$0.29

FFO payout ratio (3)	67.4%	68.9%	62.0%	62.0%	61.7%

Reconciliation of FFO to adjusted funds from operations (AFFO):
FFO	$31,574	$30,792	$33,804	$34,175	$32,079
Adjustments:
Master lease receipts (4)	232	232	232	232	272
Second generation capital expenditures	(532)	(385)	(301)	(300)	(1,590)
Amortization of deferred loan costs	1,494	1,413	900	393	966
Amortization of fair-value of debt acquired	(629)	(654)	(231)	(206)	(619)
Non-cash equity compensation	1,465	1,486	1,458	1,119	1,133
Straight line rents	(4,402)	(4,152)	(3,936)	(3,902)	(3,870)
Fair-value lease revenue	(918)	(870)	(1,083)	(537)	(592)

AFFO	$28,284	$27,862	$30,843	$30,974	$27,779

Dividends and distributions declared per common share	$0.31	$0.31	$0.31	$0.31	$0.29

AFFO payout ratio (5)	75.6%	75.6%	68.9%	68.9%	70.7%

(1)	For definitions and discussion of FFO and AFFO, see page 34.

(2)	For a quantitative reconciliation of the differences between AFFO and cash flows provided by operating activities, see page 12.

(3)	Calculated as dividends and distributions declared per common share divided by FFO per share — diluted.

(4)	Revenues earned and received per the terms of master lease agreements that for GAAP purposes are not included in rental revenues, but as a reduction to assets.

(5)	Calculated as dividends and distributions declared per common share divided by AFFO per share — diluted.

RECONCILIATION OF EBITDA (1) AND AFFO (2)
DECEMBER 31, 2007
(In thousands)

	Three Months Ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06
Reconciliation of net income available to common stockholders to earnings before interest, taxes, depreciation and amortization (EBITDA):
Net income available to common stockholders	$13,229	$12,215	$14,172	$16,049	$12,589
Interest expense	6,641	7,043	7,117	6,852	10,288
Depreciation & amortization — continuing operations	17,645	17,665	19,637	17,254	18,778
Depreciation & amortization — discontinued operations	—	—	91	137	137
Depreciation & amortization — unconsolidated partnerships	394	366	358	20	20

EBITDA	37,909	37,289	41,375	40,312	41,812
Minority interests	574	494	747	715	533
Preferred dividends	4,241	4,241	4,194	4,194	—

Adjusted EBITDA	$42,724	$42,024	$46,316	$45,221	$42,345

Reconciliation of cash flows provided by operating activities to adjusted funds from operations (AFFO):
Cash flows provided by operating activities	$31,779	$31,991	$27,955	$23,118	$8,635
Changes in other assets and liabilities	(3,727)	(4,361)	2,656	7,624	18,872
Master lease receipts	232	232	232	232	272

AFFO	$28,284	$27,862	$30,843	$30,974	$27,779

(1)	For definitions and discussion of EBITDA and adjusted EBITDA, see page 34.

(2)	For a definition and discussion of AFFO, see page 34.

RECONCILIATION OF NET OPERATING INCOME (1)
DECEMBER 31, 2007
(Dollars in thousands)

	Three Months Ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06
Net income	$17,470	$16,456	$18,366	$20,243	$12,589
Loss/(income) from discontinued operations	—	1	(1,283)	(371)	(370)
Minority interests from continuing operations	574	494	690	699	517
Equity in net loss/(income) of unconsolidated partnerships	199	261	454	(22)	(21)
Interest expense	6,641	7,043	7,117	6,852	10,288
Interest income	(181)	(239)	(339)	(231)	(288)

Income from operations	24,703	24,016	25,005	27,170	22,715
Depreciation and amortization	17,645	17,665	19,637	17,254	18,778
General and administrative	5,880	5,283	5,364	5,343	4,923

Consolidated net operating income	$48,228	$46,964	$50,006	$49,767	$46,416

Revenues:
Rental	$49,645	$49,382	$49,460	$47,508	$48,680
Tenant recoveries	14,471	15,084	15,670	16,510	14,290
Other (loss)/income	(66)	366	3,299	4,780	8

Total revenues	64,050	64,832	68,429	68,798	62,978

Expenses:
Rental operations	12,006	12,789	12,880	13,115	10,594
Real estate taxes	3,816	5,079	5,543	5,916	5,968

Total operating expenses	15,822	17,868	18,423	19,031	16,562

Consolidated net operating income	$48,228	$46,964	$50,006	$49,767	$46,416

Operating margin (2) (4)	75.3%	72.3%	71.7%	70.3%	73.7%

Operating expense recovery (3) (4)	91.5%	84.4%	85.1%	86.8%	86.3%

(1)	For a definition and discussion of net operating income, see page 34.

(2)	Operating margin is calculated as ((rental revenue + tenant recovery revenue — rental operations — real estate taxes) / (rental revenue + tenant recovery revenue)).

(3)	Operating expense recovery is calculated as (tenant recovery revenue / (rental operations + real estate taxes)).

(4)	Includes historical activity for disposed properties, except in the period disposed.

INTEREST COVERAGE RATIOS (1)
DECEMBER 31, 2007
(In thousands, except ratios)

	Three Months Ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06
Excluding capitalized interest:
Adjusted EBITDA	$42,724	$42,024	$46,316	$45,221	$42,345
Interest expense:
Interest expense	6,641	7,043	7,117	6,852	10,288
Interest expense — unconsolidated partnerships	476	633	579	50	50
Amortization of deferred loan costs	(1,494)	(1,413)	(900)	(393)	(966)
Amortization of fair-value of debt acquired	629	654	231	206	619

Total interest expense	$6,252	$6,917	$7,027	$6,715	$9,991

Interest coverage ratio	6.8	6.1	6.6	6.7	4.2

Including capitalized interest:
Adjusted EBITDA	$42,724	$42,024	$46,316	$45,221	$42,345
Interest expense:
Interest expense	6,641	7,043	7,117	6,852	10,288
Interest expense — unconsolidated partnerships	476	633	579	50	50
Capitalized interest	16,057	14,902	13,480	12,260	6,329
Amortization of deferred loan costs	(1,494)	(1,413)	(900)	(393)	(966)
Amortization of fair-value of debt acquired	629	654	231	206	619
Amortization of capitalized interest	26	11	11	11	11

Total interest expense	$22,335	$21,830	$20,518	$18,986	$16,331

Interest coverage ratio	1.9	1.9	2.3	2.4	2.6

(1)	For a discussion of coverage ratios, see page 34.

FIXED CHARGE COVERAGE RATIOS (1)
DECEMBER 31, 2007
(In thousands, except ratios)

	Three Months Ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06
Excluding capitalized interest:
Adjusted EBITDA	$42,724	$42,024	$46,316	$45,221	$42,345
Fixed charges:
Interest expense	6,641	7,043	7,117	6,852	10,288
Interest expense — unconsolidated partnerships	476	633	579	50	50
Amortization of deferred loan costs	(1,494)	(1,413)	(900)	(393)	(966)
Amortization of fair value of debt acquired	629	654	231	206	619
Principal payments	1,510	1,528	1,507	1,512	1,411
Principal payments — unconsolidated partnerships	6	6	6	6	6
Preferred dividends	4,241	4,241	4,194	4,194	—

Total fixed charges	$12,009	$12,692	$12,734	$12,427	$11,408

Fixed charge coverage ratio	3.6	3.3	3.6	3.6	3.7

Including capitalized interest:
Adjusted EBITDA	$42,724	$42,024	$46,316	$45,221	$42,345
Fixed charges:
Interest expense	6,641	7,043	7,117	6,852	10,288
Interest expense — unconsolidated partnerships	476	633	579	50	50
Capitalized interest	16,057	14,902	13,480	12,260	6,329
Amortization of capitalized interest	26	11	11	11	11
Amortization of deferred loan costs	(1,494)	(1,413)	(900)	(393)	(966)
Amortization of fair value of debt acquired	629	654	231	206	619
Principal payments	1,510	1,528	1,507	1,512	1,411
Principal payments — unconsolidated partnerships	6	6	6	6	6
Preferred dividends	4,241	4,241	4,194	4,194	—

Total fixed charges	$28,092	$27,605	$26,225	$24,698	$17,748

Fixed charge coverage ratio	1.5	1.5	1.8	1.8	2.4

(1)	For a discussion of coverage ratios, see page 34.

DEBT SUMMARY
DECEMBER 31, 2007
(Dollars in thousands)

	Stated	Effective	Principal	Unamortized	Carrying	Maturity
	Rate	Rate	Balance	Premium	Value	Date
Consolidated debt:

Mortgage notes payable:
Ardentech Court	7.25%	5.06%	$4,564	$386	$4,950	07/12
Bayshore Boulevard	4.55%	4.55%	15,335	—	15,335	01/10
Bridgeview Technology Park I	8.07%	5.04%	11,508	1,000	12,508	01/11
Eisenhower Road	5.80%	4.63%	2,113	10	2,123	05/08
40 Erie Street	7.34%	4.90%	17,625	243	17,868	08/08
500 Kendall Street (Kendall D)	6.38%	5.45%	69,437	4,513	73,950	12/18
Lucent Drive	5.50%	5.50%	5,543	—	5,543	01/15
Monte Villa Parkway	4.55%	4.55%	9,336	—	9,336	01/10
6828 Nancy Ridge Drive	7.15%	5.38%	6,785	514	7,299	09/12
Road to the Cure	6.70%	5.78%	15,427	701	16,128	01/14
Science Center Drive	7.65%	5.04%	11,301	964	12,265	07/11
Shady Grove Road	5.97%	5.97%	147,000	—	147,000	09/16
Sidney Street	7.23%	5.11%	29,986	2,395	32,381	06/12
9885 Towne Centre Drive	4.55%	4.55%	21,323	—	21,323	01/10
900 Uniqema Boulevard	8.61%	5.61%	1,509	162	1,671	05/15

Total / weighted-average on fixed rate mortgages	6.23%	5.47%	368,792	10,888	379,680

Fixed rate debt:
$175 million unsecured exchangeable notes	4.50%	4.50%	175,000	—	175,000	10/26

Total / weighted-average fixed rate debt	5.67%	5.16%	543,792	10,888	554,680

Variable rate debt:
$250 million secured term loan	7.32%	7.32%	250,000	—	250,000	08/12
$600 million unsecured line of credit	6.33%	6.33%	270,947	—	270,947	08/11
$550 million secured construction loan	6.14%	6.14%	425,160	—	425,160	11/09

Total / weighted-average variable rate debt	6.50%	6.50%	946,107	—	946,107

Total / weighted-average consolidated debt	6.20%	6.01%	$1,489,899	$10,888	$1,500,787

Share of unconsolidated partnership debt:
PREI secured loan (20%) (variable)	6.04%	6.04%	$83,285	—	$83,285	04/08
McKellar Court (21%) (fixed)	8.56%	4.63%	2,203	—	2,203	01/10

Total / weighted-average share of unconsolidated partnership debt	6.10%	6.00%	85,488	—	85,488

Total / weighted-average consolidated and share of unconsolidated partnership debt	6.20%	6.01%	$1,575,387	$10,888	$1,586,275

DEBT ANALYSIS
DECEMBER 31, 2007
(Dollars in thousands)
Secured and Unsecured Debt Analysis

			Weighted	Weighted
		Percentage	Average	Average
	Principal	of Principal	Stated	Effective
	Balance	Balance	Interest Rate	Interest Rate
Secured debt	$1,043,952	70.1%	6.45%	6.18%

Unsecured debt	445,947	29.9%	5.61%	5.61%

Total consolidated debt	$1,489,899	100.0%	6.20%	6.01%

Fixed and Variable Rate Debt Analysis (1)

			Weighted	Weighted
		Percentage	Average	Average
	Principal	of Principal	Stated	Effective
	Balance	Balance	Interest Rate	Interest Rate
Fixed rate debt	$543,792	36.5%	5.67%	5.16%
Variable rate debt — hedged	785,000	52.7%	5.94%	5.94%
Variable rate debt — unhedged	161,107	10.8%	6.22%	6.22%

Total consolidated debt	$1,489,899	100.0%	5.87%	5.68%

	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06
Total consolidated debt:
Fixed rate debt / Total debt	36.5%	39.6%	43.8%	47.5%	43.1%
Adjusted fixed rate debt / Total debt (1)	89.2%	84.4%	62.8%	68.1%	61.7%

Total consolidated debt and share of unconsolidated partnership debt:
Fixed rate debt / Total debt	34.7%	37.5%	41.1%	47.6%	43.2%
Adjusted fixed rate debt / Total debt (1)	84.5%	79.7%	58.9%	68.1%	61.8%

(1)	Includes interest rate swap agreements that were effective at quarter end. Excludes forward swap agreements.

DEBT ANALYSIS
DECEMBER 31, 2007
(Dollars in thousands)
Weighted-average debt maturity is 5.9 years and 5.6 years for consolidated and unconsolidated debt, respectively.

	2008	2009	2010	2011	2012	Thereafter	Total
Consolidated debt:
Fixed rate debt:
Fixed rate mortgages	$24,454	$5,026	$47,446	$26,220	$41,421	$224,225	$368,792
$175 million unsecured exchangeable notes	—	—	—	—	—	175,000	175,000

Total fixed rate debt	24,454	5,026	47,446	26,220	41,421	399,225	543,792

Variable rate debt:
$250 million secured term loan	—	—	—	—	250,000	—	250,000
$600 million unsecured line of credit	—	—	—	270,947	—	—	270,947
$550 million secured construction loan	—	425,160	—	—	—	—	425,160

Total variable rate debt	—	425,160	—	270,947	250,000	—	946,107

Total consolidated debt	$24,454	$430,186	$47,446	$297,167	$291,421	$399,225	$1,489,899

Share of unconsolidated partnership debt:
PREI secured loan (20%) (variable)	$83,285	$—	$—	$—	$—	$—	$83,285
McKellar Court (21%) (fixed)	29	32	2,142	—	—	—	2,203

Share of total unconsolidated partnership debt	$83,314	$32	$2,142	$—	$—	$—	$85,488

Total consolidated and share of unconsolidated partnership debt	$107,768	$430,218	$49,588	$297,167	$291,421	$399,225	$1,575,387

COMMON AND PREFERRED STOCK DATA
DECEMBER 31, 2007
(Shares in thousands)
SUMMARY OF COMMON SHARES

	Three Months Ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06
Weighted average common shares outstanding	65,308	65,308	65,299	65,290	65,152
Weighted average OP and LTIP units outstanding	2,917	2,917	2,917	2,915	2,864
Dilutive effect of restricted stock	82	50	54	26	203

Diluted common shares	68,307	68,275	68,270	68,231	68,219

Closing common shares, LTIP and OP units outstanding	68,890	68,762	68,759	68,739	68,440
Preferred shares outstanding	9,200	9,200	9,200	9,200	—

High price	$26.25	$26.20	$29.94	$31.20	$32.41
Low price	$20.89	$21.00	$24.13	$25.59	$27.71
Average closing price	$23.52	$24.17	$27.59	$28.52	$30.19
Closing price	$23.17	$24.10	$25.12	$26.30	$28.60
Dividends per share — annualized	$1.24	$1.24	$1.24	$1.24	$1.16
Closing dividend yield — annualized	5.4%	5.1%	4.9%	4.7%	4.1%
DIVIDENDS PER SHARE

	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06
Common Stock — BMR
Amount	$0.31	$0.31	$0.31	$0.31	$0.29
Declared	December 12, 2007	September 14, 2007	June 15, 2007	March 15, 2007	December 13, 2006
Record	December 31, 2007	September 28, 2007	June 29, 2007	March 30, 2007	December 29, 2006
Paid	January 15, 2008	October 15, 2007	July 16, 2007	April 16, 2007	January 16, 2007

Preferred Stock — BMRPrA
Amount	$0.46094	$0.46094	$0.45582	$0.45582	—
Declared	December 12, 2007	September 14, 2007	June 15, 2007	March 15, 2007	—
Record	December 31, 2007	September 28, 2007	June 29, 2007	March 30, 2007	—
Paid	January 15, 2008	October 15, 2007	July 16, 2007	April 16, 2007	—

MARKET SUMMARY
DECEMBER 31, 2007

						Annualized			Annualized
			Percent of		Percent of	Base Rent		Percent of	Base Rent
		Rentable	Total	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
		Square	Rentable	Base Rent	Base Rent	Sq Ft	Base Rent	Base Rent	Sq Ft
Market	Properties	Feet	Sq Ft	Current (1)	Current	Current	at Expiration	at Expiration	at Expiration
				(in thousands)			(in thousands)
Boston	12	1,297,166	15.4%	$48,876	24.6%	$38.71	$53,400	22.1%	$42.29
Maryland	5	1,144,968	13.5%	44,336	22.3%	38.72	62,822	26.0%	54.87
San Francisco	11	2,655,594	31.4%	25,658	12.9%	21.50	31,612	13.1%	26.49
San Diego	15	945,318	11.2%	23,458	11.8%	26.97	31,593	13.1%	36.33
New York / New Jersey	3	873,369	10.3%	15,753	7.9%	20.71	16,628	6.9%	21.86
Pennsylvania	7	778,251	9.2%	14,920	7.5%	20.69	17,136	7.1%	23.76
Seattle	4	253,788	3.0%	5,740	3.0%	36.46	6,627	2.7%	42.09
University Related — Other	3	249,507	3.0%	7,349	3.8%	29.46	8,569	3.6%	34.34

Total consolidated portfolio / weighted average	60	8,197,961	97.0%	$186,089	93.8%	$29.60	$228,387	94.6%	$36.33

Unconsolidated partnership properties (2)	7	257,308	3.0%	12,283	6.2%	47.74	12,912	5.4%	50.18

Total portfolio / weighted average	67	8,455,269	100.0%	$198,372	100.0%	$30.31	$241,298	100.0%	$36.87

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter end, or if rent has not yet commenced, the first monthy rent payment due, multiplied by 12 months.

(2)	Consists of 72,863 rentable square feet of McKellar Court (21%) and 184,445 rentable square feet of PREI joint venture properties (20%).

PROPERTY LISTING — CONSOLIDATED PORTFOLIO
DECEMBER 31, 2007

					Rentable	Percent of	Leased
			Property		Square	Rentable	Square	Percent Leased
	Property	Acquisition Date	Status (1)	Buildings	Feet	Sq Ft	Feet	12/31/07	9/30/07
	Boston
1	Albany Street	May 31, 2005	Stabilized	2	75,003	0.9%	75,003	100.0%	100.0%
2	Center for Life Science¦Boston	November 17, 2006	CIP	—	—	—	—	—	—
3	Charles Street (2)	April 7, 2006	Stabilized	1	47,912	0.6%	47,912	100.0%	100.0%
4	Coolidge Avenue	April 5, 2005	Stabilized	1	37,400	0.5%	37,400	100.0%	100.0%
5	21 Erie Street	May 31, 2005	Stabilized	1	48,627	0.6%	48,627	100.0%	100.0%
6	40 Erie Street	May 31, 2005	Stabilized	1	100,854	1.2%	100,854	100.0%	100.0%
7	47 Erie Street Parking Structure	May 31, 2005	Stabilized	1	447 Stalls	n/a	447 Stalls	n/a	n/a
8	Fresh Pond Research Park	April 5, 2005	Lease Up	6	90,702	1.1%	71,376	78.7%	78.7%
9	675 W. Kendall Street (Kendall A)	May 31, 2005	Stabilized	1	302,919	3.7%	293,011	96.7%	96.7%
10	500 Kendall Street (Kendall D)	May 31, 2005	Stabilized	1	349,325	4.3%	344,097	98.5%	98.5%
11	Sidney Street	May 31, 2005	Stabilized	1	191,904	2.3%	191,904	100.0%	100.0%
12	Vassar Street	May 31, 2005	Stabilized	1	52,520	0.6%	52,520	100.0%	100.0%

	Total Boston			17	1,297,166	15.8%	1,262,704	97.3%	97.3%

	Maryland
13	Beckley Street	December 17, 2004	Stabilized	1	77,225	0.9%	77,225	100.0%	100.0%
14	9911 Belward Campus Drive	May 24, 2006	Stabilized	1	289,912	3.5%	289,912	100.0%	100.0%
15	9920 Belward Campus Drive	May 8, 2007	Stabilized	1	51,181	0.6%	51,181	100.0%	100.0%
16	Shady Grove Road	May 24, 2006	Stabilized	4	635,058	7.9%	635,058	100.0%	100.0%
17	Tributary Street	December 17, 2004	Stabilized	1	91,592	1.1%	91,592	100.0%	100.0%

	Total Maryland			8	1,144,968	14.0%	1,144,968	100.0%	100.0%

	San Francisco
18	Ardentech Court (2)	November 18, 2004	Rep / Redev	1	55,588	0.7%	55,588	100.0%	100.0%
19	Ardenwood Venture (3)	June 14, 2006	Lease Up	1	72,500	0.9%	—	—	—
20	Bayshore Boulevard	August 17, 2004	Stabilized	1	183,344	2.2%	183,344	100.0%	100.0%
21	Bridgeview Technology Park I (2)	September 10, 2004	Lease Up	2	212,673	2.6%	198,069	93.1%	73.9%
22	Bridgeview Technology Park II	March 16, 2005	Stabilized	1	50,400	0.6%	50,400	100.0%	100.0%
23	Dumbarton Circle	May 27, 2005	Stabilized	3	44,000	0.5%	44,000	100.0%	100.0%
24	Eccles Avenue (2)	December 1, 2005	Stabilized	1	152,145	1.9%	152,145	100.0%	100.0%
25	Forbes Boulevard (2)	September 5, 2007	Stabilized	1	237,984	2.9%	237,984	100.0%	100.0%
26	Industrial Road	August 17, 2004	Stabilized	1	169,490	2.1%	169,490	100.0%	100.0%
27	Kaiser Drive (2)	August 25, 2005	Lease Up	1	87,953	1.1%	—	—	—
28	Pacific Research Center (2)	July 11, 2006	Rep / Redev	10	1,389,517	16.9%	102,342	7.4%	—

	Total San Francisco			23	2,655,594	32.4%	1,193,362	44.9%	38.9%

	San Diego
29	Balboa Avenue	August 13, 2004	Stabilized	1	35,344	0.4%	35,344	100.0%	100.0%
30	Bernardo Center Drive (2)	August 13, 2004	Rep / Redev	1	61,286	0.7%	61,286	100.0%	100.0%
31	Faraday Avenue	September 19, 2005	Stabilized	1	28,704	0.4%	28,704	100.0%	100.0%
32	John Hopkins Court (2)	August 16, 2006	Rep / Redev	1	69,946	0.9%	—	—	—
33	6114-6154 Nancy Ridge Drive	May 2, 2007	Stabilized	3	112,000	1.4%	112,000	100.0%	100.0%
34	6828 Nancy Ridge Drive	April 21, 2005	Stabilized	1	42,138	0.5%	42,138	100.0%	100.0%
35	Pacific Center Boulevard	August 24, 2007	Stabilized	2	66,745	0.8%	66,745	100.0%	100.0%
36	Road to the Cure	December 14, 2006	Lease Up	1	67,998	0.8%	29,464	43.3%	43.3%

PROPERTY LISTING — CONSOLIDATED PORTFOLIO
DECEMBER 31, 2007

					Rentable	Percent of	Leased
			Property		Square	Rentable	Square	Percent Leased
	Property	Acquisition Date	Status (1)	Buildings	Feet	Sq Ft	Feet	12/31/07	9/30/07
	San Diego (Cont.)
37	San Diego Science Center	October 21, 2004	Lease Up	1	105,364	1.3%	77,860	73.9%	74.8%
38	Science Center Drive	September 24, 2004	Stabilized	1	53,740	0.7%	53,740	100.0%	100.0%
39	Sorrento Valley Boulevard	December 7, 2006	Lease Up	1	54,924	0.7%	47,417	86.3%	86.3%
40	Torreyana Road	March 22, 2007	Stabilized	1	81,204	1.0%	81,204	100.0%	100.0%
41	9865 Towne Centre Drive	April 10, 2007	CIP	—	—	—	—	—	—
42	9885 Towne Centre Drive	August 12, 2004	Stabilized	3	115,870	1.4%	115,870	100.0%	100.0%
43	Waples Street (4)	March 1, 2005	Stabilized	1	50,055	0.6%	45,026	90.0%	100.0%

	Total San Diego			19	945,318	11.6%	796,798	84.3%	84.9%

	New York / New Jersey
44	Graphics Drive (2)	March 17, 2005	Lease Up	1	72,300	0.9%	32,029	44.3%	44.3%
45	Landmark at Eastview	August 12, 2004	Stabilized	8	751,648	9.2%	728,725	97.0%	96.5%
46	One Research Way (2)	May 31, 2006	Rep / Redev	1	49,421	0.6%	—	—	—

	Total New York / New Jersey			10	873,369	10.7%	760,754	87.1%	86.7%

	Pennsylvania
47	Eisenhower Road (2)	August 13, 2004	Lease Up	1	27,750	0.3%	—	—	—
48	George Patterson Boulevard	October 28, 2005	Stabilized	1	71,500	0.9%	71,500	100.0%	100.0%
49	King of Prussia	August 11, 2004	Stabilized	5	427,109	5.2%	427,109	100.0%	100.0%
50	Phoenixville Pike (2)	May 5, 2005	Lease Up	1	104,400	1.3%	77,455	74.2%	74.2%
51	Spring Mill Drive	July 20, 2006	Stabilized	1	76,378	0.9%	73,984	96.9%	96.9%
52	900 Uniqema Boulevard	January 13, 2006	Stabilized	1	11,293	0.1%	11,293	100.0%	100.0%
53	1000 Uniqema Boulevard	September 30, 2005	Stabilized	1	59,821	0.7%	59,821	100.0%	100.0%

	Total Pennsylvania			11	778,251	9.4%	721,162	92.7%	92.7%

	Seattle
54	Elliott Avenue (2)	August 24, 2004	Rep / Redev	1	134,989	1.6%	63,836	47.3%	47.3%
55	Fairview Avenue (5)	January 12, 2006	CIP	—	—	—	—	—	—
56	Monte Villa Parkway	August 17, 2004	Stabilized	1	51,000	0.6%	51,000	100.0%	100.0%
57	217th Place (2)	November 21, 2006	Rep / Redev	1	67,799	0.8%	42,628	62.9%	62.9%

	Total Seattle			3	253,788	3.0%	157,464	62.0%	62.0%

	University Related — Other
58	Lucent Drive	May 31, 2005	Stabilized	1	21,500	0.3%	21,500	100.0%	100.0%
59	Trade Centre Avenue	August 9, 2006	Stabilized	2	78,023	1.0%	78,023	100.0%	100.0%
60	Walnut Street	July 7, 2006	Stabilized	4	149,984	1.8%	149,984	100.0%	100.0%

	Total University Related — Other			7	249,507	3.1%	249,507	100.0%	100.0%

	Total / weighted average			98	8,197,961	100.0%	6,286,719	76.7%	74.6%

(1)	For a definition of Property Status, see page 35.

(2)	Properties which are being redeveloped or management believes could be redeveloped in whole or in part for laboratory use. See page 23 for details.

(3)	We own 87.5% of the limited liability company that owns the Ardenwood Venture property.

(4)	We own 70% of the limited liability company that owns the Waples Street property.

(5)	We own 70% of the limited liability company that owns the Fairview Avenue development.

REPOSITIONING AND REDEVELOPMENT
DECEMBER 31, 2007
(Dollars in thousands)

		Total Property		Estimated
		Rentable	Percent Leased /	In-Service
Property	Market	Square Feet	Pre-leased	Date (1)
Ardentech Court	San Francisco	55,588	100.0%	Q1 2008
Bernardo Center Drive (2)	San Diego	61,286	100.0%	Q1 2008
Elliott Avenue (3)	Seattle	134,989	47.3%	Q4 2009
John Hopkins Court	San Diego	69,946	—	Q3 2008
One Research Way	New York/New Jersey	49,421	—	Q2 2008
Pacific Research Center	San Francisco	1,389,517	7.4%	Q2 2009
217th Place	Seattle	67,799	62.9%	Q3 2008

Total / weighted average		1,828,546	17.8%

	Cost Estimate		Cost Estimate Per Square Foot
	Low Estimate	High Estimate	Low Estimate	High Estimate
Investment to date	$367,000	$367,000	$200.71	$200.71
Future cost estimate	135,000	185,000	73.83	101.17

Total cost estimate	$502,000	$552,000	$274.54	$301.88

Potential
Redevelopment
Square Feet
Stabilized properties	438,041
Lease up properties	505,076

Total	943,117

(1)	Management’s estimate of the time in which construction is substantially completed. A project is considered substantially complete and held available for occupancy upon the completion of tenant improvements, but no later than one year from cessation of major construction activity.

(2)	Includes 51,980 square feet leased to our operating partnership. No revenue will be recognized with respect to this related party lease.

(3)	We anticipate that the property will be vacant upon remaining lease expiration in Q1 2008.

DEVELOPMENT AND LAND PARCELS
DECEMBER 31, 2007
(Dollars in thousands)
CONSTRUCTION IN PROGRESS:

					Estimated	Estimated
		Estimated	Percent	Investment	Total	In-Service
Property	Market	Square Feet	Pre-leased	to Date	Investment	Date (1)
Center for Life Science / Boston	Boston	703,000	80.1%	$664,000	$730,000	Q1 2009
Fairview Avenue	Seattle	94,000	17.9%	20,700	44,000	Q1 2009
Landmark at Eastview	New York / New Jersey	360,000	63.8%	42,000	145,000	Q2 2009
9865 Towne Centre Drive	San Diego	84,000	100.0%	13,800	30,000	Q3 2008

Total		1,241,000	72.0%	$740,500	$949,000

LAND DEVELOPMENT PARCELS:

Estimated
Developable
Market	Square Feet
Boston	50,000
Maryland	500,000
San Francisco	508,000
New York / New Jersey	130,000
Pennsylvania	65,000
Seattle	40,000

Total	1,293,000

(1)	Management’s estimate of the time in which construction is substantially completed. A project is considered substantially complete and held available for occupancy upon the completion of tenant improvements, but no later than one year from cessation of major construction activity.

PROPERTY LISTING — UNCONSOLIDATED PARTNERSHIPS
DECEMBER 31, 2007
(Dollars in thousands)

					Rentable	Leased	Percent Leased /
			Property		Square	Square	Pre-leased
	Property	Acquisition Date	Status (1)	Buildings	Feet (2)	Feet	12/31/07	9/30/07	Market
	McKellar Court
1	McKellar Court	September 30, 2004	Stabilized	1	72,863	72,863	100.0%	100.0%	San Diego

	PREI
2	320 Bent Street	April 4, 2007	Stabilized	1	184,445	184,445	100.0%	100.0%	Boston
3	301 Binney Street	April 4, 2007	CIP	—	420,000	112,560	26.8%	26.8%	Boston
4	301 Binney Garage	April 4, 2007	Lease Up	1	503 Stalls	n/a	n/a	n/a	Boston
5	650 E. Kendall Street (Kendall B)	April 4, 2007	CIP	—	280,000	—	—	—	Boston
6	350 E. Kendall Street Garage (Kendall F)	April 4, 2007	Stabilized	1	1,409 Stalls	n/a	n/a	n/a	Boston
7	Kendall Crossing Apartments	April 4, 2007	Stabilized	1	37 Apts.	n/a	n/a	n/a	Boston

	McKellar
	Court (3)	PREI	Total
Total assets	$16,487	$540,261	$556,748
Total debt	10,492	416,422	426,914
BioMed’s pro rata share of debt	2,203	83,285	85,488

BioMed’s net investment in unconsolidated partnerships	$2,407	$20,181	$22,588
BioMed ownership percentage	21%	20%

(1)	For a definition of Property Status, see page 35.

(2)	Estimates for purposes of construction in progress and land parcels.

(3)	We own a general partnership interest in the limited partnership that owns this property, which entitles us to 75% of the gains upon a sale of the property and 21% of the operating cash flows.

LEASE EXPIRATIONS
DECEMBER 31, 2007
Weighted-average remaining lease term is 8.3 years for the consolidated portfolio and 8.2 years for the total portfolio.

		Percent of
		Total			Annualized			Annualized
	Rentable	Rentable		Percent of	Base Rent		Percent of	Base Rent
	Square Feet	Sq Ft	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
	of Expiring	of Expiring	Base Rent	Base Rent	Sq Ft	Base Rent	Base Rent	Sq Ft
Expiration	Leases	Leases	Current (1)	Current	Current	at Expiration	at Expiration	at Expiration
			(in thousands)			(in thousands)
Month-to-month	7,970	0.1%	$154	0.1%	$19.37	$154	0.1%	$19.37
First quarter 2008	284,803	4.4%	5,694	2.9%	19.99	6,371	2.6%	22.37
Second quarter 2008	5,446	0.1%	156	0.1%	28.56	156	0.1%	28.56
Third quarter 2008	17,176	0.3%	333	0.2%	19.41	333	0.1%	19.41
Fourth quarter 2008	42,853	0.7%	1,858	0.9%	43.35	1,915	0.8%	44.68

2008	358,248	5.6%	8,195	4.2%	22.87	8,929	3.7%	24.92
2009	366,332	5.6%	6,987	3.5%	19.07	7,089	2.9%	19.35
2010	753,846	11.5%	16,979	8.6%	22.52	17,140	7.1%	22.74
2011	360,856	5.5%	12,519	6.3%	34.69	13,233	5.5%	36.67
2012	407,964	6.2%	9,116	4.6%	22.34	9,958	4.1%	24.41
2013	507,067	7.7%	9,930	5.0%	19.58	12,725	5.3%	25.10
2014	562,771	8.6%	12,211	6.2%	21.70	14,181	5.9%	25.20
2015	84,157	1.3%	2,671	1.3%	31.73	3,234	1.3%	38.43
2016	603,067	9.2%	22,295	11.2%	36.97	25,398	10.5%	42.11
2017	147,266	2.3%	2,424	1.2%	16.46	4,234	1.8%	28.75
Thereafter	2,392,453	36.5%	95,047	47.9%	39.73	125,179	51.9%	52.32

Total / weighted average	6,544,027	100.0%	$198,372	100.0%	$30.31	$241,298	100.0%	$36.87

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthy rent payment due, multiplied by 12 months.

EXPIRATIONS BY MARKET
DECEMBER 31, 2007

	Rentable Square Feet of Expiring Leases
Expiration	Boston	Maryland	San Francisco	San Diego	NY/NJ	Pennsylvania	Seattle	University/Other	Total
2008	1,097	—	152,145	63,277	11,803	66,090	63,836	—	358,248
2009	—	—	66,688	75,526	204,306	19,812	—	—	366,332
2010	347,647	—	118,992	29,541	224,577	33,089	—	—	753,846
2011	140,627	—	71,308	28,103	16,454	104,364	—	—	360,856
2012	20,608	—	188,442	45,364	140,676	12,874	—	—	407,964
2013	—	51,181	128,984	227,750	71,399	27,753	—	—	507,067
2014	28,019	—	66,002	72,863	—	374,387	—	21,500	562,771
2015	—	—	—	53,740	19,124	11,293	—	—	84,157
2016	152,520	—	100,040	—	—	71,500	51,000	228,007	603,067
2017	—	—	101,872	—	45,394	—	—	—	147,266
Thereafter	756,631	1,093,787	198,889	273,497	27,021	—	42,628	—	2,392,453

Total	1,447,149	1,144,968	1,193,362	869,661	760,754	721,162	157,464	249,507	6,544,027

10 LARGEST TENANTS
DECEMBER 31, 2007
Our properties were leased to 117 tenants.

					Annualized	Percent of
			Percent of		Base Rent	Annualized
		Leased	Leased Sq Ft	Annualized	per Leased	Base Rent	Lease
		Square	Total	Base Rent	Sq Ft	Current	Expiration
	Tenant	Feet	Portfolio	Current (1)	Current	Total Portfolio	Date(s)
		(In thousands)
1	Human Genome Sciences, Inc.	924,970	10.9%	$40,290	$43.56	20.3%	May 2026
2	Vertex Pharmaceuticals Incorporated (2)	685,286	8.1%	25,948	37.86	13.1%	Multiple
3	Genzyme Corporation	343,000	4.1%	15,457	45.06	7.8%	July 2018
4	Centocor, Inc. (Johnson & Johnson)	374,387	4.4%	8,387	22.40	4.2%	March 2014
5	Schering Corporation (3)	136,067	1.6%	7,609	55.92	3.8%	August 2016
6	Array BioPharma Inc. (4)	228,007	2.7%	6,801	29.83	3.4%	Multiple
7	Nektar Therapeutics	100,040	1.2%	4,533	45.32	2.3%	October 2016
8	Arena Pharmaceuticals, Inc.	112,000	1.3%	4,513	40.30	2.3%	May 2027
9	Regeneron Pharmaceuticals, Inc. (5)	230,911	2.7%	4,355	18.86	2.2%	Multiple
10	Illumina, Inc.	109,270	1.3%	4,178	38.24	2.1%	October 2023

	Total / weighted average (6)	3,243,938	38.4%	$122,071	$37.63	61.5%

(1)	Based on current annualized base rent. Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due, multiplied by 12 months.

(2)	191,904 square feet expires August 2010, 100,854 square feet expires December 2010, 20,608 square feet expires May 2012, 81,204 square feet expires September 2013, and 290,716 square feet expires April 2018.

(3)	We own 20% of the limited liability company that owns the property that this tenant occupies.

(4)	149,984 square feet expires July 2016 and 78,023 square feet expires August 2016.

(5)	203,890 square feet expires March 2009, which will be replaced with a 15-year 230,000 square foot lease at the new buildings to be constructed at the Landmark at Eastview property, and 27,021 square feet expires March 2024.

(6)	Without regard to any early lease terminations and/or renewal options.

SAME PROPERTY ANALYSIS
DECEMBER 31, 2007
(Dollars in thousands)

	Quarter Ended
	12/31/07	12/31/06	Percent Change
Total Same Property Portfolio (1)
Number of properties	42	42
Rentable square feet	5,632,234	5,632,234
Percent of total portfolio	66.6%	72.6%
Percent leased	95.2%	93.7%

Revenues:

Rental	$44,630	$43,614	2.3%
Tenant recoveries	13,250	12,688	4.4%

Total revenues	57,880	56,302	2.8%

Expenses:

Rental operations	10,493	9,688	8.3%
Real estate taxes	3,277	4,852	(32.5%)

Total expenses	13,770	14,540	(5.3%)

Net operating income (2)	$44,110	$41,762	5.6%

Less straight line rents, fair value and incentive revenue	(4,229)	(4,414)	(4.2%)

Same property net operating income — cash basis (2) (3)	$39,881	$37,348	6.8%

Rental revenue — cash basis (3)	$40,401	$39,200	3.1%

	12/31/07	9/30/07
Number of properties	42	39
Change in same property net operating income	5.6%	4.0%
Change in same property net operating income — cash basis	6.8%	4.2%

(1)	The same property portfolio includes properties that were stabilized or in lease up throughout the full quarter in both the current year and the prior year.

(2)	For a definition and discussion of net operating income, see page 34. For a quantitative reconciliation of net operating income to net income in accordance with GAAP, see page 13.

(3)	Represents increase in rents on a “cash-on-cash” basis.

ACQUISITIONS
DECEMBER 31, 2007
Acquisitions since August 11, 2004:

		Rentable
	Number of	Square
	Properties	Feet (1)	Investment
			(In thousands)
2004 acquisitions	17	2,626,875	$533,434
2005 acquisitions	23	2,121,421	715,159
2006 acquisitions	16	3,099,826	1,309,600
2007
First quarter	1	81,204	33,000
Second quarter	11	632,332	571,800
Third quarter	2	304,729	49,000
Fourth quarter	—	—	—

Total 2007	14	1,018,265	653,800

Total acquisitions since August 11, 2004	70	8,866,387	$3,211,993

Acquisitions detail for 2007:

			Rentable		Percent
			Square		Leased at
Property	Market	Closing Date	Feet (1)	Investment	Acquisition
				(In thousands)
First Quarter 2007
Torreyana Road	San Diego	March 22, 2007	81,204	$33,000	100.0%

First quarter total			81,204	$33,000	100.0%

Second Quarter 2007
PREI joint venture (2)	Multiple	April 4, 2007	469,151	$506,700	55.0%
6114-6154 Nancy Ridge Drive (3)	San Diego	May 2, 2007	112,000	50,100	100.0%
9920 Belward Campus Drive	Maryland	May 8, 2007	51,181	15,000	100.0%

Second quarter total			632,332	$571,800	66.6%

Third Quarter 2007
Pacific Center Boulevard	San Diego	August 24, 2007	66,745	16,500	100.0%
Forbes Boulevard	San Francisco	September 5, 2007	237,984	32,500	100.0%
Third quarter total			304,729	$49,000	100.0%

Fourth Quarter 2007			—	$—	—

Acquisitions total 2007			1,018,265	$653,800	79.3%

(1)	Rentable square feet at the time of acquisition.

(2)	Our investment was approximately $18.5 million in these limited liability companies, of which we own 20%.

(3)	Our investment includes a $12.1 million option to acquire an additional building.

DISPOSITIONS (1)
DECEMBER 31, 2007
(Dollars in thousands)
2007 Dispositions:

					Rentable
			Disposition	Percent	Square	Gross
Property	Market	Acquisition Date	Date	Leased	Feet	Proceeds (2)
First Quarter 2007				—	—	—

Second Quarter 2007
Colorow Drive	University/Other	December 22, 2005	May 30, 2007	100.0%	93,650	$20,000

Third Quarter 2007
350-360 Third St. (Kendall E-1) (3)	Boston	April 4, 2007	August 2, 2007	—	25,000	15,600
Science Park at Yale (3)	University/Other	April 4, 2007	September 28, 2007	28.4%	259,706	14,000

Fourth Quarter 2007
Holcombe Street (3)	University/Other	April 4, 2007	December 28, 2007	n/a	—	11,000

Total 2007				44.3%	378,356	$60,600

(1)	No dispositions occurred prior to 2007.

(2)	Excluding closing costs.

(3)	We owned 20% of the limited liability company that owned this property.

LEASING ACTIVITY (1)
DECEMBER 31, 2007

		Current
	Leased	Annualized
	Square	Base Rent per
	Feet	Leased Sq Ft
Leased Square Feet as of September 30, 2007	6,403,351	$30.42
Expirations	(444,633)	24.82
Renewals, amendments, and extensions	391,854	26.13
New leases	205,011	21.25
Terminations	(11,556)	22.84

Leased Square Feet as of December 31, 2007	6,544,027	$30.31

Pre-leased Square Feet as of September 30, 2007	953,267	$56.66
Current period pre-leasing (2)	83,770	37.39

Pre-leased Square Feet as of December 31, 2007	1,037,037	$55.11

Gross Leasing Activity — Fourth Quarter 2007	680,635	$26.05

(1)	Leasing activity for leases signed during the periods presented, which may be different than the period of actual occupancy.

(2)	Includes 31,162 square feet that is currently leased by other tenants and will commence upon expiration of the current leases, and 52,608 square feet that is currently being developed and not included in our rentable square feet.

TENANT IMPROVEMENTS AND LEASING COMMISSIONS
DECEMBER 31, 2007

	Three Months Ended
	12/31/07	9/30/07	6/30/07	3/31/07	12/31/06
Renewals, Amendments, and Extensions (1)
Number of renewals	4	3	2	4	5
Square feet	391,854	143,993	88,928	214,033	233,344
Tenant improvement costs per square foot (2)	$0.51	$1.22	$—	$0.64	$2.89
Leasing commission costs per square foot (2)	0.52	0.38	—	5.92	—

Total tenant improvement and leasing commission costs psf	$1.04	$1.60	$—	$6.56	$2.89

New Leases (3)
Number of leases	14	13	5	8	9
Square feet	288,781	146,063	122,800	103,605	303,240
Tenant improvement costs per square foot (2)	$59.08	$32.13	$58.87	$38.48	$93.19
Leasing commission costs per square foot (2)	7.78	4.34	14.26	16.81	11.59

Total tenant improvement and leasing commission costs psf	$66.86	$36.48	$73.13	$55.29	$104.78

Total (4)
Number of renewals/leases	18	16	7	12	14
Square feet	680,635	290,056	211,728	317,638	536,584
Tenant improvement costs per square foot (2)	$25.36	$16.78	$34.14	$12.98	$53.92
Leasing commission costs per square foot (2)	3.60	2.38	8.27	9.47	6.55

Total tenant improvement and leasing commission costs psf	$28.96	$19.16	$42.41	$22.46	$60.47

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.

(2)	Assumes all tenant improvements and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.

(3)	Includes pre-leasing activity and retained tenants that have relocated to new space or expanded into new space within our portfolio.

(4)	We have acquired several properties in the past which may make a period-over-period comparison less meaningful. For a list of acquisition dates, see pages 21, 22 and 25.

NON-GAAP FINANCIAL MEASURE DEFINITIONS
DECEMBER 31, 2007
This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and therefore, may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to cash flows from operating, investing or financing activities as a measure of liquidity, computed in accordance with GAAP.
Funds from Operations (FFO)
We present funds from operations, or FFO, because we consider it an important supplemental measure of our operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides an operating performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Our computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.
Adjusted Funds from Operations (AFFO)
We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate AFFO by adding to FFO: (a) amounts received pursuant to master lease agreements on certain properties, which are not included in rental income for GAAP purposes, and (b) non-cash operating revenues and expenses. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.
Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA
EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We calculate adjusted EBITDA by adding to EBITDA: (a) minority interests in our operating partnership and (b) dividends payable on our series A preferred stock. Management uses EBITDA and adjusted EBITDA as indicators of our ability to incur and service debt. In addition, we consider EBITDA and adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility is limited.
Coverage Ratios
We present interest and fixed charge ratios as supplemental liquidity measures. Management uses these ratios as indicators of our financial flexibility to service current interest expense and debt amortization from current cash net operating income. In addition, we believe that these coverage ratios represent common metrics used by securities analysts, investors and other interested parties to evaluate our ability to service fixed cash payments. However, because these ratios are derived from adjusted EBITDA, their utility is limited by the same factors that limit the usefulness of adjusted EBITDA as a liquidity measure.
Net Operating Income (NOI)
We use net operating income, or NOI, as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. We compute NOI by adding or subtracting certain items from net income, minority interest in the operating partnership, gains/losses from investment in unconsolidated partnerships, interest expense, interest income, depreciation and amortization, and general and administrative expenses. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

PROPERTY DEFINITIONS
DECEMBER 31, 2007
Property Status
Stabilized
Represents operating properties that are more than 90% leased
Lease up
Represents operating properties that are less than 90% leased
Repositioning and redevelopment, or Rep / Redev
Represents properties that we are currently preparing for their intended use, and accordingly are capitalizing interest and other costs as of the end of the quarter
Construction in progress, or CIP
Represents properties that we are currently developing through ground up construction
Land parcels, or Land
Represents estimates of the additional rentable square footage that we could put into service if management made the strategic election to pursue additional development